SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       September 25, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
            Agreement, dated as of November 1, 1996, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage FHA Title I Loan Trust 1996-3,
                FHA Title I Loan Asset-Backed Certificates,
                              Series 1996-3).

          (Exact name of registrant as specified in its charter)



              Delaware              33-99018        41-1857856
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-3, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-3, a Trust created pursuant to the Pooling and Servicing
              Agreement, dated November 1, 1996, by First
              Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly
              Report dated September 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due November 25, 2022.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date September 25, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co    $1,221,351.94 $366,168.81   $58,482,899.07


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated September 25, 1997.


              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  25-Sep-97

       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  14303924.43   793830.67    77479.59     871310.26  13510093.76
 A-2  10790000.00        0.00    61503.00      61503.00  10790000.00
 A-3   9101458.00        0.00    54836.28      54836.28   9101458.00
  S   35585734.12 NA             13344.65      13344.65  34792458.79
  R            NA NA                 0.00          0.00 NA


Total 34195382.43   793830.67   207163.52    1000994.19  33401551.76

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  40.43966735  3.94699898 44.38666633  688.23707387       6.5000%
 A-2   0.00000000  5.70000000  5.70000000 1000.00000000       6.8400%
 A-3   0.00000000  6.02499951  6.02499951 1000.00000000       7.2300%
S (a)  0.00000000  0.33309746  0.33309746  868.45886569       0.4500%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                                   GROUP I
i) Interest from Mortgagors / Master Servicer                         412412.78
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                159.50
     Total Interest                                                   412572.28

   Principal Collections (Regular Installments)                        58419.26
   Principal Collections (Curtailments and Paid in Fulls)             588152.56
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                               180.01
     Total Principal                                                  646751.83

   Amount on Deposit in the Distribution Account                     1059324.11
   Deposits Pursuant to Sec 4.03 (d)-FHA Reserve Account                   0.00
   Distribution Account Income                                           621.40
   Substitution Adjustment Amount                                          0.00
   Collected Amount                                                  1059945.51
   Insured Payments                                                        0.00
   Withdrawals from the Reserve Fund                                       0.00
   Amount Available                                                  1059945.51

ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               35585734.12
     less: Principal Collections (non-Defaulted Loans)     646571.82
     less: Balance of Defaulted Loans                      146703.51
     Ending Aggregate Principal Balance                  34792458.79

                                                           Before       After
iii)  Class IA Factors:                              Distributions Distributions
          Class IA-1                                      0.72867674 0.68823707
          Class IA-2                                      1.00000000 1.00000000
          Class IA-3                                      1.00000000 1.00000000

                                                          Computed   Distributed
                                                           Amount      Amount
iv) Class IA Monthly Interest Amount                       193818.87  193818.87
    Class IA Principal Distribution Amount                 793275.33  793275.33
      (limited to the Overcolleralization Amount)
    Class IA Distribution of Distributable Excess Spread      555.34     555.34
    Class IA Guaranteed Principal Distribution                  0.00       0.00
                                                           Beginning     Ending
                                                           Shortfall  Shortfall
    Class IA Monthly Interest Amount                            0.00       0.00
    Class IA Principal Distribution Amount                      0.00       0.00
      (limited to the Overcolleralization Amount)

v)  Excess Spread                                                        555.34
    Distributable Excess Spread                                          555.34

vi)  FHA Premium Account Deposit                                        6555.62
      Servicer Fee                                                     29654.78
      Master Servicer Fee                                               2372.38
      Master Servicer Reimbursement                                     8502.07
      Trustee Fee and any Additional Trustee Fee                        1334.47
      Premium                                                          10532.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00

vii)  Group Performance Percentages:
        30+ Delinquency Percentage (Rolling Three Month)                  6.017%
        60+ Delinquency Percentage (Rolling Three Month)                  3.739%
        Cumulative Default Percentage                                     1.430%
        Annual Default Percentage (Three Month Average)                   4.618%

viii)  Overcollateralization Information:
         OC Multiple                                                          1
         Required OC Amount                                          1877920.27
         Overcollateralization Amount (before distributions)         1390351.69
         Overcollateralization Amount (after distributions)          1537610.54


ix)  Default Information:
                                                      Current Period Cumulative
   Principal Balance of Defaulted Loans                    146703.51  572841.91
   Balance of Credit Support Multiple Defaulted Loans      146703.51  572841.91
   Accrued and Unpaid Interest on Credit                     8502.07   34732.85
            Support Multiple Defaulted Loans

x)   FHA Insurance Information:
          Trust Designated Insurance Amount  (at the Cut-off Date)   3674309.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            7           9     131241.76    171185.65
    Claims Pending         24          NA     406571.79           NA
    Claims Paid             0           1          0.00     14313.55


xi)   Reserve Fund:
      Beginning Balance                                               175228.38
      Investment Income on the Reserve Fund                              746.54
      Deposits to the Reserve Fund                                         0.00
      Withdrawals from the Reserve Fund for Deficiency Amounts             0.00
      Release of Amounts in Excess of the Reserve Requirement              0.00
      Ending Balance                                                  175974.92

xii)   Collateral Performance Percentages:
        Pool Annual Default Percentage (Rolling Three Month)              4.363%
        Pool 60+ Delinquency Percentage (Rolling Three Month)             2.814%
              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3
                  GROUP II

                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  25-Sep-97

       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 IIA  25508868.58   427521.27   148376.59     575897.86  25081347.31
 IIS  25508869.06 NA             10628.70      10628.70  25052900.16
  R            NA        0.00        0.00          0.00         0.00

Total 25508868.58   427521.27   159005.29     586526.56  25081347.31

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 IIA  15.71773709  5.45503673 21.17277382  922.11089957       6.9800%
 IIS   0.00000000  0.39076210  0.39076210  921.06502933       0.5000%

                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                  GROUP II

i) Interest from Mortgagors / Master Servicer                         302251.31
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                  Total                                               302251.31

   Principal Collections (Regular Installments)                        50953.50
   Principal Collections (Curtailments and Paid in Fulls)             274089.71
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                  Total                                               325043.21

   Amount on Deposit in the Distribution Account                      627294.52
   Deposits Pursuant to Section 4.03 (d)-FHA Reserve Account Deposits      0.00
   Distribution Account Income                                           358.12
   Collected Amount                                                   627652.64
   Insured Payments                                                        0.00
   Reserve Fund Withdrawals                                                0.00
   Amount Available                                                   627652.64

ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               25508869.06
     less: Principal Collections (non-Defaulted Loans)     325043.21
     less: Balance of Defaulted Loans                      130925.69
     Ending Aggregate Principal Balance                  25052900.16

                                                           Before       After
                                                     Distributions Distributions
iii)  Class IIA Factor:                                   0.93782864 0.92211090


                                                          Computed   Distributed
                                                           Amount      Amount
iv)   Class IIA Monthly Interest Amount                    148376.59  148376.59
      Class IIA Principal Distribution Amount              455968.90  427521.27
      Class IIA Guaranteed Principal Distribution               0.00       0.00

                                                           Beginning     Ending
                                                           Shortfall  Shortfall
      Class IIA Monthly Interest Amount                         0.00       0.00

v)    Insurance Default Amount                                             0.00
      Loss Carryforward Amount (Computed)                                  0.00
      Loss Carryforward Amount (Distributed)                               0.00

vi)  FHA Premium Account Deposit                                        1489.74
      Servicer Fee                                                     21257.39
      Master Servicer Fee                                               1700.59
      Master Servicer Reimbursement                                     7864.78
      Trustee Fee and any Additional Trustee Fee                         956.58
      Premium                                                           7857.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00


vii)  Default Information:
                                                      Current Period Cumulative
       Principal Balance of Defaulted Loans                130925.69  324442.50
       Principal Balance of Credit                         130925.69  324442.50
              Support Multiple Defaulted Loans


viii)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    3674309.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            2           2      10476.55     10476.55
    Claims Pending          3 NA               20712.65 NA
    Claims Paid             0           0          0.00         0.00


ix)  Reserve Fund:
       Beginning Balance                                  2784192.61
       Investment Income on the Reserve Fund                11797.70
       Deposits to the Reserve Fund                             0.00
Withdrawals from the Reserve Fund for Deficiency Amounts        0.00
Release of Amounts in Excess of the Reserve Requirement         0.00
       Ending Balance                                     2795990.31

x)  Collateral Performance Percentages:
     Pool Annual Default Percentage (Three Month Average)                 4.363%
     Pool 60+ Delinquency Percentage (Rolling Three Month)                2.814%

xi)  Reserve Requirement Information
        30+ Delinquency Rate (Rolling Three Month)             2.642%
        60+ Delinquency Rate (Rolling Three Month)             1.526%
        Cumulative Default Percentage                          1.193%
        Annual Default Rate (Three Month Average)              4.001%
        Credit Support Multiple                                    1
        Reserve Requirement                               3019191.73


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By:    /s/ Lynn Steiner
                           Name:  Lynn Steiner
                           Title: Assistant Vice President, First Trust
                                  of New York, National Association


Dated:        September 30, 1997